SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                               January 28, 2000


         STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2000, providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-1)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



        Delaware                    333-68513-09             74-2440850
----------------------------        ------------         -------------------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     Of Incorporation)              File Number)         Identification No.)



      200 Vesey Street
      New York, New York                                       10285
-------------------------------                              ---------
(Address of Principal Executive                              (Zip Code)
         Offices)


      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)




     Item 5. Other Events

     The Registrant registered issuances of Structured Asset Securities Corporation Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-68513) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $449,370,670 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-AP, Class 3-A, Class 3-AP, Class AX, Class B1, Class B1X, Class B2, Class B2X, Class B3 and Class R Certificates of its Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2000-1 on January 28, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated January 15, 1999, as supplemented by the Prospectus Supplement dated January 21, 2000 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of January 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and U.S. Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-A6, Class 1-A7, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 2-AP, Class 3-A, Class 3-AP, Class AX, Class B1, Class B1X, Class B2, Class B2X, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of three pools of certain fixed rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $319,661,640 as of January 1, 2000 and mortgage pass-through certificates (the "Underlying Security") with a principal balance of $134,027,728 as of January 28, 2000, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.






     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated January 21, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

     4.1 Trust Agreement, dated as of January 1, 2000, between Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and U.S. Bank National Association, as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., as Servicer.

     99.3 Reconstituted Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Impac Funding Corporation, as Servicer, and related Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 1999, between Lehman Brothers Bank, FSB, as Purchaser, and Impac Funding Corporation, as Seller and Servicer.

     99.4 Insurance Agreement, dated as of January 1, 2000, between MBIA Insurance Corporation, as Insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

     99.5 Security Purchase Agreement, dated January 28, 2000, between Lehman Brothers Inc., as Seller, and Structured Asset Securities Corporation, as Depositor.

     99.6 Certificate Guarantee Insurance Policy, dated January 28, 2000, issued by MBIA Insurance Corporation, as Insurer, in connection with the Class 2-A3 Certificates.







                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES
                                               CORPORATION



                                         By: /s/ Ellen Kiernan
                                             ---------------------
                                             Name:  Ellen Kiernan
                                             Title:  Vice President



Dated:  February 10, 2000






5
56372
                                                   EXHIBIT INDEX



Exhibit
No.                          Description                           Page No.
--------                     -----------                           --------


1.1    Terms Agreement, dated January 21, 2000, between
       Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1    Trust Agreement, dated as of January 1, 2000, between
       Structured Asset Securities Corporation, as Depositor,
       Aurora Loan Services Inc., as Master Servicer, and U.S.
       Bank National Association, as Trustee.

99.1   Mortgage Loan Sale and Assignment Agreement, dated as of
       January 1, 2000, between Lehman Capital, A Division of
       Lehman Brothers Holdings Inc., as Seller, and Structured
       Asset Securities Corporation, as Purchaser.

99.2   Servicing Agreement, dated as of January 1, 2000, between
       Lehman Capital, A Division of Lehman Brothers Holdings
       Inc., as Seller, and Aurora Loan Services Inc., as
       Servicer.

99.3 Reconstituted Servicing Agreement, dated as of January 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Impac Funding Corporation, as Servicer, and related Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 1999, between Lehman Brothers Bank, FSB, as Purchaser, and Impac Funding Corporation, as Seller and Servicer.

99.4 Insurance Agreement, dated as of January 1, 2000, between MBIA Insurance Corporation, as Insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, Structured Asset Securities Corporation, as Depositor, and U.S. Bank National Association, as Trustee.

99.5 Security Purchase Agreement, dated January 28, 2000, between Lehman Brothers Inc., as Seller, and Structured
       Asset Securities Corporation, as Depositor.

99.6   Certificate Guarantee Insurance Policy, dated January 28,
       2000, issued by MBIA Insurance Corporation, as Insurer, in connection with the Class 2-A3 Certificates.